SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 17, 2003

                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


            000-32929                                 77-0291941
      Commission File Number                        (I.R.S. Employer
                                                  Identification Number)






                               1020 Stewart Drive
                           Sunnyvale, California 94085

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (408) 731-1800

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Item 7.  EXHIBITS

         (c) Exhibit 99.1, which is a press release issued by Monolithic System Technology, Inc. ("MoSys) on April 17, 2003 is being furnished with this report pursuant to Item 12 (a), below.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         (a) The following information is being furnished by MoSys as required by this Item 12 (a) and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

                  On April 17, 2003, Monolithic System Technology, Inc. (MoSys) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in response to this Item 12(a).


       Exhibits
       --------
         99.1 Financial information for MoSys for the quarter and the year ended March 31, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 17, 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Monolithic System Technology, Inc.


                                       By:    /s/ Mark Voll
                                              ---------------------------------
                                              Name:  Mark Voll
                                    Title:    Vice President, CFO and
                                                       Secretary

                                                       April 23, 2003



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